MET INVESTORS SERIES TRUST

                       Lord Abbett Mid Cap Value Portfolio

                      SUPPLEMENT DATED FEBRUARY 17, 2009 TO
                        PROSPECTUSES DATED APRIL 28, 2008

         This Supplement is made as of February 17, 2009 to the Prospectuses of Met Investors Series Trust dated April 28, 2008.

         Effective immediately, the information appearing in the "Management--The Advisers" section of the Prospectuses regarding the portfolio mangers to the Lord Abbett Mid Cap Value Portfolio is revised in its entirety with the following:

LORD ABBETT MID CAP VALUE PORTFOLIO

     o Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert P. Fetch, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is Jeff Diamond, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.